As filed with the Securities and
Exchange Commission on October 24, 2000               Registration No. 333-38260
================================================================================

            SECURITIES AND EXCHANGE COMMISSIONWASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                           NATIONAL MERCANTILE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

         CALIFORNIA                                             95-3819685
(State or other jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                             1840 CENTURY PARK EAST
                          LOS ANGELES, CALIFORNIA 90067
                                 (310) 277-2265
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                               ------------------
                               SCOTT A. MONTGOMERY
                             CHIEF EXECUTIVE OFFICER
                          NATIONAL MERCANTILE BANCORP
                             1840 CENTURY PARK EAST
                          LOS ANGELES, CALIFORNIA 90067
                                 (310) 277-2265
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                              --------------------
                                   Copies to:

                              ALAN B. SPATZ, ESQ.
                    TROOP STEUBER PASICH REDDICK & TOBEY, LLP
                       2029 CENTURY PARK EAST, 24TH FLOOR
                          LOS ANGELES, CALIFORNIA 90067
                                 (310) 728-3200


===============================================================================

                                  -------------

                          DEREGISTRATION OF SECURITIES

                                  -------------

     This Post-Effective Amendment No. 1 to the Registration Statement is filed for the purpose of deregistering 915,160 shares of common stock of National Mercantile Bancorp, a California corporation (the "Company"), registered pursuant to the Registration Statement. The remaining 602,081 shares of common stock registered pursuant to the Registration Statement have been issued and sold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on October 24, 2000.

                                            NATIONAL MERCANTILE BANCORP
                                            (Registrant)

                                            By:   /S/ SCOTT A. MONTGOMERY
                                                ---------------------------
                                                    Scott A. Montgomery
                                                    Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                              TITLE                             DATE

             *                   Chair of the Board of Directors            October 24, 2000
-----------------------------
      Robert E. Gipson

             *                   Vice Chair of the Board of Directors       October 24, 2000
-----------------------------
     Robert E. Thomson

                                 Director and Chief Executive Officer
    /S/ SCOTT A. MONTGOMERY      (Principal Executive Officer)              October 24, 2000
-----------------------------
    Scott A. Montgomery

                                 Director and Chief Financial Officer
    /S/ JOSEPH W. KILEY, III     (Principal Accounting Officer)             October 24, 2000
-----------------------------
    Joseph W. Kiley, III

             *                   Director                                   October 24, 2000
-----------------------------
      Donald E. Benson

             *                   Director                                   October 24, 2000
-----------------------------
      Joseph N. Cohen

             *                   Director                                   October 24, 2000
-----------------------------
         Alan Grahm

             *                   Director                                   October 24, 2000
-----------------------------
 Antoinette Hubenette, M.D.

             *                   Director                                   October 24, 2000
-----------------------------
       Dion G. Morrow

             *                   Director                                   October 24, 2000
-----------------------------
      Carl R. Terzian

* By:  /S/ SCOTT A. MONTGOMERY
       -----------------------
         Attorney-in-fact